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                                                                 Exhibit 10.13.2

                                AMENDMENT TO THE
                         INTERSTATE BAKERIES CORPORATION
                            1996 STOCK INCENTIVE PLAN

         WHEREAS, Interstate Bakeries Corporation (the "Corporation") adopted the Corporation's 1996 Stock Incentive Plan (the "Plan") to enable employee-directors, non-employee directors, executive officers and employees of the Corporation to acquire or increase their equity interests in the Corporation on such reasonable terms as the Board of Directors of the Corporation (the "Board"), or the Compensation Committee thereof, shall determine;

         WHEREAS, although Article 1.1 expressly provides that the Plan is designed to enable Employee-Directors (as defined in the Plan) to receive awards under the Plan, neither Article IV nor Article V contains provisions expressly permitting awards to be granted to Employee-Directors;

         WHEREAS, the Plan grants the Committee (as defined in the Plan) the authority to interpret the Plan and has interpreted the Plan as permitting grants of stock options and shares of restricted Stock to Employee-Directors in accordance with the Plan's stated purpose; and

         WHEREAS, the Committee recommended to the Board that the Plan be amended as provided herein and the Board has determined that it is advisable that the Plan be so amended;

         NOW, THEREFORE, the Plan is amended, effective July 9, 2003, as follows:

         1. Section 2.12 of the Plan is hereby amended to add the words "and any Employee-Director" between the words "the Corporation or a Subsidiary" and "who."

         2. The first paragraph of Article V is hereby amended to delete the words "employee" and "employees" in first and second sentences of such paragraph, respectively, and substitute the words "Eligible Employee" and "Eligible Employees," respectively, in their place

         IN WITNESS WHEREOF, this amendment to the Interstate Bakeries Corporation 1996 Stock Incentive Plan is hereby adopted as of this 9th day of July, 2003.

                              INTERSTATE BAKERIES CORPORATION

                              /s/ James R. Elsesser
                              ---------------------------------
                              By:    James R. Elsesser
                              Title: Chief Executive Officer